UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

ZENAS BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42270	93-2749244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

852 Winter Street, Suite 250 Waltham, MA		02451
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (857) 271-2954

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

License Agreement with InnoCare Pharma Inc.

On October 7, 2025, Zenas BioPharma, Inc. (“Zenas” or the “Company”) entered into a License Agreement (the “InnoCare License Agreement”) with InnoCare Pharma Inc. (“InnoCare”). Under the InnoCare License Agreement, InnoCare granted Zenas exclusive rights to develop, manufacture, and commercialize certain small molecule compounds and related products in specified fields and territories, as further described below.

License Grants

1.	Orelabrutinib (a BTK inhibitor): Zenas obtained exclusive rights in the multiple sclerosis (“MS”) field worldwide, and in all non-oncology indications outside mainland China, Hong Kong, Macau and Taiwan (“Greater China”) and Brunei, Burma, Cambodia, Timor-Leste, Indonesia, Laos, Malaysia, Philippines, Singapore, Thailand and Vietnam (“Southeast Asia”).
2.	ZB021 (an IL-17AA/AF inhibitor): Zenas obtained exclusive rights in all fields of use worldwide, excluding Greater China and Southeast Asia.
3.	ZB022 (a TYK2 inhibitor): Zenas obtained exclusive rights in all fields of use worldwide.

Zenas also obtained certain non-exclusive rights to perform development and manufacturing activities in Greater China and Southeast Asia to support each program in its respective licensed territories.

Consideration

Zenas has agreed to pay InnoCare an upfront cash payment of $35 million and also issued to InnoCare 5,000,000 shares (the “InnoCare Upfront Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), representing approximately 10.6% of Zenas’s issued and outstanding Common Stock as of October 7, 2025, after giving effect to the issuance to InnoCare, and approximately 9.3% of Zenas’s issued and outstanding Common Stock after giving effect to the further issuance of the PIPE Shares (as defined below).

Zenas has agreed to make a one-time, cash payment of $25 million and issue 2,000,000 shares of Common Stock (the “InnoCare Near-Term Milestone Shares” and, together with the InnoCare Upfront Shares, the “InnoCare Shares”) upon the earlier of (i) Zenas’ initiation of a Phase 3 clinical trial for orelabrutinib in any indication other than primary progressive MS, and (ii) March 31, 2026, upon the occurrence of certain specified events (the “Orelabrutinib Near-Term Milestone”). Additionally, Zenas has agreed to make one-time, potential near-term milestone payments of $20 million each, upon the achievement of certain regulatory milestones for ZB021 and ZB022.

Zenas is obligated to pay up to approximately $723 million in additional cash payments upon the achievement of certain regulatory and commercial sales milestones for orelabrutinib. For the ZB021 and ZB022 early-development product candidates, Zenas is obligated to pay up to approximately $656 million each, upon the achievement of certain development, regulatory and commercial sales milestones. Zenas will also pay tiered royalties on net sales at rates ranging from high-single digits to high-teens for orelabrutinib, and mid-single digits to mid-teens for ZB021 and ZB022.

Governance and Development

Zenas will assume responsibility for development and commercialization of orelabrutinib in its licensed fields and territories, including the transition of ongoing Phase 3 global trials for orelabrutinib in MS. A joint steering committee will oversee development and regulatory activities related to orelabrutinib.

Term and Termination

The InnoCare License Agreement will remain in effect on a product-by-product and country-by-country basis until expiration of the applicable royalty term, unless earlier terminated. Each party has customary termination rights, including for uncured material breach, insolvency, patent challenge, or, in the case of Zenas, for convenience.

The foregoing description of the InnoCare License Agreement does not purport to be complete and is qualified in its entirety by reference to the InnoCare License Agreement, a copy of which the Company will file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2025.

InnoCare Subscription Agreement and Registration Rights Agreement

On October 7, 2025, in connection with the InnoCare License Agreement described in Item 1.01 above, Zenas issued the InnoCare Upfront Shares (the “InnoCare Private Placement”), pursuant to the terms of a Subscription Agreement between InnoCare and Zenas (the “InnoCare Subscription Agreement”) in a private placement transaction. The InnoCare Subscription Agreement also provides that the Company will issue the Near-Term Milestone Shares upon the occurrence of the Orelabrutinib Near-Term Milestone. The InnoCare Subscription Agreement provides that InnoCare may not transfer any of the InnoCare Shares until October 7, 2026, and thereafter may not transfer InnoCare Shares during any one month in an amount the exceeds the greater of (i) one percent of the outstanding Common Stock as most recently reported by Zenas publicly and (ii) the average weekly reported volume of trading in the Common Stock during the four preceding calendar weeks. The foregoing restrictions will not apply to transfers to an affiliate of InnoCare, to Zenas or in connection with a change of control of Zenas approved by board of directors of Zenas.

In connection with the InnoCare Private Placement, the Company and InnoCare also entered into a Registration Rights Agreement on October 7, 2025 (the “InnoCare Registration Rights Agreement”). Pursuant to the terms of the InnoCare Registration Rights Agreement, the Company is obligated (i) to prepare and file with the Securities and Exchange Commission (the “SEC”) prior to October 7, 2026 a registration statement (the “InnoCare Registration Statement”) to register for resale the InnoCare Shares, and (ii) to use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable thereafter.

The InnoCare Subscription Agreement contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the InnoCare Subscription Agreement. Such representations, warranties and covenants (i) are intended as a way of allocating risk between the parties to the InnoCare Subscription Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the InnoCare Subscription Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding the terms of transaction and not to provide investors with any other factual information regarding the Company. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the InnoCare Subscription Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the InnoCare Subscription Agreement and the InnoCare Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Subscription Agreement and the Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Securities Purchase Agreement

On October 7, 2025, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with (i) certain institutional and accredited investors (the "Institutional Investors") and (ii) certain directors and officers of the Company (the "Director and Officer Investors" and, together with the Institutional Investors, each, an "Investor" and, together, the "Investors"), pursuant to which the Company agreed to sell to (i) the Institutional Investors an aggregate of 6,261,893 shares of Common Stock (the "Institutional Investor PIPE Shares"), at a price of $19.00 per share, and (ii) the Director and Officer Investors an aggregate of 48,918 shares of Common Stock (the "Director and Officer Investor PIPE Shares" and, together with the Institutional Investor PIPE Shares, the "PIPE Shares") at a price of $20.85 per share, in each case in a private placement transaction (the "Investor Private Placement" and, together with the InnoCare Private Placement, the "Private Placements") for gross proceeds to the Company of approximately $120.0 million, before deducting placement agent fees and other expenses. The Closing of the Investor Private Placement is anticipated to occur on or about October 9, 2025 (the "PIPE Closing").

The Securities Purchase Agreement contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Securities Purchase Agreement. Such representations, warranties and covenants (i) are intended as a way of allocating risk between the parties to the Securities Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Securities Purchase Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding the terms of transaction and not to provide investors with any other factual information regarding the Company. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

PIPE Registration Rights Agreement

In connection with the Investor Private Placement, on October 7, 2025, the Company entered into a Registration Rights Agreement (the “PIPE Registration Rights Agreement”) with the Investors, pursuant to which the Company will prepare and file, within 15 days of the PIPE Closing and subject to certain allowable delays, an initial registration statement (the “PIPE Registration Statement”) with the SEC to register for resale the PIPE Shares. The Company has granted the Investors customary indemnification rights in connection with the PIPE Registration Rights Agreement. The Investors have also granted the Company customary indemnification rights in connection with the PIPE Registration Rights Agreement.

The foregoing descriptions of the Securities Purchase Agreement and the PIPE Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of the Securities Purchase Agreement and the PIPE Registration Rights Agreement, forms of which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition

The disclosure regarding the Company’s existing cash, cash equivalents and investments as of September 30, 2025 set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference under this Item 2.02.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure regarding the securities to be sold and issued pursuant to the InnoCare Subscription Agreement and the Securities Purchase Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 3.02.

None of the securities described above under Item 1.01 has been registered under the Securities Act or any state securities laws. The Company is relying on exemptions from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01. Regulation FD Disclosure

On October 8, 2025, the Company issued a press release announcing the Agreement and the Private Placement. The Company is also hosting a conference call and webcast at 8 a.m. Eastern Time, on October 8, 2025.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the presentation the Company intends to present on the conference call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and both are incorporated by reference herein. The exhibits furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

Recent Developments

Following entry into the InnoCare License Agreement, the Company’s pipeline currently comprises four programs it is developing initially for the treatment of immunology and inflammation diseases: (1) obexelimab, a bifunctional monoclonal antibody designed to bind both CD19 and  FcγRIIb, which are broadly present across the B cell lineage, in order to inhibit the activity of cells that are implicated in many autoimmune diseases without depleting them, (2) orelabrutinib, a highly selective and central nervous system-penetrant, oral small molecule Bruton’s Tyrosine Kinase inhibitor, (3) ZB021, an IL-17 AA/AF inhibitor and (4) ZB022, a brain-penetrant TYK2 inhibitor.

Additional information about the Company’s current pipeline can be found in Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated by reference herein.

Company Cash Update

The Company estimates that, as of September 30, 2025, it had approximately $302 million in existing cash, cash equivalents and investments. During the three months ended September 30, 2025, a $5 million deposit was paid towards the $35 million upfront cash payment due to InnoCare. This estimated amount of cash, cash equivalents and investments as of September 30, 2025 is preliminary and is subject to completion of the Company’s financial closing procedures and has not been reviewed or audited by our independent auditors. Consequently, this amount may differ materially from the amount that will be reflected in the Company’s unaudited condensed consolidated balance sheet as of September 30, 2025.

As of the date of this Current Report on Form 8-K, after giving effect to the upfront cash consideration paid to InnoCare pursuant to the InnoCare License Agreement and the anticipated proceeds from the PIPE Transaction, the Company expects that its cash, cash equivalents and investments will be sufficient to fund its operating expenses and capital expenditure requirements into the fourth quarter of 2026, and, assuming receipt from Royalty Pharma Investments 2019 ICAV (“Royalty Pharma”) of the potential $75 million milestone for the defined success criteria in the Phase 3 INDIGO trial of obexelimab pursuant to the Revenue Participation Right Purchase and Sale Agreement between the Company and Royalty Pharma, into the first quarter of 2027.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning the Company’s milestones, expectations and intentions, including timing of the initiation of, results and data from clinical trials, including timing of reporting topline results from the INDIGO trial, and if successful, the timing of BLA submission, potential approval and commercial launch, the timing of reporting the 12-week and 24-week topline results from the MoonStone trial, the timing of the completion of enrollment and reporting the topline results from the SunStone trial, and if successful, the timing of initiating the Phase 3 trial in SLE, the timing of initiation of the Phase 3 clinical trial of orelabrutinib in patients with SPMS, the timing to submit an IND, and subject to IND clearance, the initiation of Phase 1 clinical studies of ZB021 and ZB022, the timing of initial patient data in ZB021; the potential benefits, development and commercialization of orelabrutinib and obexelimab and orelabrutinib’s potential as a franchise for progressive MS; the expansion of the Company’s pipeline; the expected PIPE Closing; the achievement of payment-triggering milestones pursuant to the InnoCare License Agreement and the Company’s cash guidance. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; the Company’s need for substantial additional financing to achieve the Company’s goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company’s current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company’s product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies, many of which already have approved therapies in the Company’s current indications; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company’s ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, and the risk that any such approval may be for a more narrow indication than the Company seeks; the Company’s dependence on the services of the Company’s senior management and other clinical and scientific personnel, and the Company’s ability to retain these individuals or recruit additional management or clinical and scientific personnel; the Company’s ability to grow the Company’s organization, and manage the Company’s growth and expansion of the Company’s operations; risks related to the manufacturing of the Company’s product candidates, which is complex, and the risk that the Company’s third-party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for the Company’s product candidates or any future product candidates the Company may develop; the Company’s reliance on third parties to conduct the Company’s preclinical studies and clinical trials; the Company’s compliance with the Company’s obligations under the licenses granted to the Company by others, for the rights to develop and commercialize the Company’s product candidates; significant political, trade, regulatory developments, including changes in relations between the U.S. and China; risks related to the operations of the Company’s suppliers, many of which are located outside of the United States, including the Company’s current sole contract manufacturing organization for drug substance and drug product, WuXi Biologics (Hong Kong) Limited, which is located in China; and other risks and uncertainties described in the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as other information the Company files with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are inherently uncertain, speak only as of the date of this Current Report on Form 8-K and may prove incorrect. These statements are based upon information available to the Company as of the date of this Current Report on Form 8-K and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, these forward-looking statements should not be relied upon as guarantees of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Subscription Agreement, dated October 7, 2025, by and between the Company and InnoCare Pharma Inc.
10.2	Registration Rights Agreement, dated October 7, 2025, by and between the Company and InnoCare Pharma Inc.
10.3	Form of Securities Purchase Agreement, dated October 7, 2025, by and among the Company and the investors party thereto.
10.4	Form of Registration Rights Agreement, dated October 7, 2025, by and among the Company and the investors party thereto.
99.1	Press Release, dated October 8, 2025
99.2	Zenas BioPharma, Inc. Presentation, dated October 8, 2025
99.3	Zenas BioPharma, Inc. Business Updates
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENAS BIOPHARMA, INC.

By:	/s/ Jennifer Fox
	Name:	Jennifer Fox
	Title:	Chief Business Officer and Chief Financial Officer

Date: October 8, 2025